UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2026

HARMONIC INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

2590 Orchard Parkway

San Jose, CA 95131

(Address of principal executive offices, including zip code)

(408) 542-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HLIT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

As previously announced, on December 8, 2025, Harmonic Inc. (the “Company”) entered into a Put Option Agreement to sell its Video business to LeoneMedia Inc. (d/b/a MediaKind) (the “Buyer”). The disposition is expected to close in the first half of 2026, subject to the satisfaction of customary closing conditions, including completion of the required consultation process with the French employee works council.

Historically, the Company operated under two reportable segments: Broadband and Video. The Company determined that the disposition of the Video business met the held-for-sale and discontinued operations accounting criteria upon execution of the Put Option Agreement. Accordingly, the Company classified the results of the Video Business as discontinued operations in its consolidated statements of operations for all periods presented in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The Company's continuing operations now consists of a single reportable segment, Broadband.

The Company is providing certain unaudited supplemental quarterly historical financial information for 2025 to reflect the reclassification of its Video business to discontinued operations in Exhibit 99.1. The information is intended to support the financial modeling efforts of those requiring this information only and in no way revises or restates the Company’s previously filed Consolidated Statements of Operations or Non-GAAP Financial Measures for any period presented.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 furnished herewith shall not be incorporated by reference into any filing by Harmonic under the Securities Act of 1933, as amended, or under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.
(d)
Exhibits.

Exhibit Number	Description
99.1	Unaudited Supplemental Historical Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2026	HARMONIC INC.

	By:	/s/ Walter Jankovic
Walter Jankovic
Chief Financial Officer